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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 MARCH 10, 2000
                                (Date of Report)
                 Date of earliest event reported: MARCH 7, 2000


                      BRADLEY OPERATING LIMITED PARTNERSHIP
             (Exact name of Registrant as specified in its charter)




                                    DELAWARE
                 (State or other jurisdiction of incorporation)


         0-23065                                      04-3306041
(Commission File Number)                   (I.R.S. Employer Identification No.)

     40 SKOKIE BOULEVARD, SUITE 600
          NORTHBROOK, ILLINOIS                        60062-1626
(Address of principal executive offices)              (Zip Code)


               Registrant's telephone number, including area code:
                                 (847) 272-9800



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ITEM 5.   OTHER EVENTS.

         Bradley Operating Limited Partnership (the "Partnership") has completed the offering of $75,000,000 aggregate principal amount of its 8.875% Notes due 2006 (the "Notes") on March 10, 2000. The offering of the Notes was made pursuant to a Prospectus Supplement dated March 7, 2000 relating to the Prospectus dated May 14, 1998 which was originally filed with the Partnership's shelf registration statement on Form S-3 (file no. 333-51675).

         The 2006 Notes bear interest at 8.875% per annum and will mature on March 15, 2006. The Notes bear interest from March 10 or from the immediately preceding Interest Payment Date (as defined below) to which interest had been paid, payable semi-annually in arrears on March 15 and September 15 of each year, commencing September 15, 2000 (each, an "Interest Payment Date"), to the persons in whose name the Notes are registered in the security register on the preceding March 1 or September 1, as the case may be. Interest on the Notes will be computed on the basis of a 360-day year of twelve 30-day months.

         The Notes may be redeemed at any time at the option of the Partnership, in whole or in part, at a redemption price equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the redemption date and (ii) the Make-Whole Amount (as defined in the Supplemental Indenture No. 3 referenced below), if any, with respect to such Notes.

         The 2006 Notes are issued under an Indenture and Supplemental Indenture No. 3, dated March 10, 2000, between the Partnership and LaSalle Bank National Association, as Trustee. The underwriting discount for the Notes is 0.650% and the price to the public is 99.974% of the principal amount of the Notes.

         The net proceeds to the Partnership from the sale of the Notes are $74,318,000. The Partnership intends to use the net proceeds to reduce the outstanding indebtedness incurred under the Operating Partnership's bank line of credit, with the expectation that the Operating Partnership may reborrow under the line for the purpose of funding the share repurchase program, ongoing development initiatives, new acquisitions or development opportunities or for other general working purposes.

         Delivery of the Notes was made on March 10, 2000 through the facilities of The Depository Trust Company, against payment therefor in immediately available funds.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 10, 2000            BRADLEY OPERATING LIMITED PARTNERSHIP

                                 BY:   BRADLEY REAL ESTATE, INC.
                                       its General Partner


                                       By: /s/ Thomas P. D'Arcy
                                           --------------------
                                           Thomas P. D'Arcy
                                           President and Chief Executive Officer







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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER    EXHIBIT

     1.1 Definitive Underwriting Agreement, dated March 7, 2000, relating to the 8.875% Notes due 2006.

     4.1 Definitive Supplemental Indenture No. 3, dated March 10, 2000, between Bradley Operating Limited Partnership and LaSalle Bank National Association.

     4.2 Bradley Operating Limited Partnership, 8.875% Note due 2006, dated March 10, 2000.